                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                                                August 12, 1999 (August 5, 1999)
                                                --------------------------------


                              BOB EVANS FARMS, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                           0-1667                     31-4421866
---------------                    ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                  3776 SOUTH HIGH STREET, COLUMBUS, OHIO 43207
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (614) 491-2225
                                                           --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                         Index to Exhibits is on Page 4.
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ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

             Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Not applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

             Not applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not applicable.

ITEM 5.      OTHER EVENTS.

             On August 5, 1999, Daniel E. Evans announced his intention to step down as chief executive officer of the company effective April 28, 2000, the end of the company's current fiscal year. The news release issued by the company on August 5, 1999, describing this announcement is included with this filing as
Exhibit 99(a).

ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS.

             Not Applicable.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a)   None required.

             (b)   None required.

             (c)   Exhibits.

                   EXHIBIT NUMBER                      DESCRIPTION
                   --------------                      -----------

                        99(a)             News Release issued August 5, 1999

ITEM 8.      CHANGE IN FISCAL YEAR.

             Not Applicable.

ITEM 9.      SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

             Not Applicable.

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                                   SIGNATURES
                                   ----------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BOB EVANS FARMS, INC.

Date:  August 12, 1999                       By:/s/ Stewart K. Owens
                                                --------------------------------
                                                Stewart K. Owens, President and
                                                Chief Operating Officer

                                       3
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                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT NUMBER                      DESCRIPTION                         PAGE NO.
--------------                      -----------                         --------
    99(a)               News Release Issued August 5, 1999                 *

----------------
*Filed herewith

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